Exhibit 10.15

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into on 30 December 2010, by and between Renren Inc. (formerly, Oak Pacific Interactive), an exempted company incorporated under the Companies Law (as amended) of the Cayman Islands (“Seller”), and Oak Pacific Holdings, an exempted company incorporated under the Companies Law (as amended) of the Cayman Islands (“Buyer”).

RECITALS:

WHEREAS, Seller is the legal and beneficial owner of the following shares (collectively, the “Target Shares”) of the following companies (each a “Target” and collectively, the “Targets”):

Target	Class of Shares and percentage owned by Seller	Number of Shares
Mop.com, a Cayman Islands company	Ordinary Shares, US$.0001 par value (100%)	87,037,000
Gummy Inc., a Japanese corporation	Common Stock (100%)	15,495
Global Net Limited	Ordinary Shares, US$.001 par value (19.9%)	9,950,000

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Target Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1. Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, Seller hereby sells, assigns, and transfers to Buyer, and Buyer hereby purchases from Seller, the Target Shares at the Closing (as hereinafter defined) for the total purchase price of US$18,443,321 (the “Total Purchase Price”), allocated as follows:

Target Shares	Purchase Price
Mop.com	US$	14,541,421
Gummy Inc.	US$	3,600,000
Global Net Limited	US$	301,900
Total Purchase Price	US$	18,443,321

1.2. Closing. The closing under this Agreement with respect to the purchase and sale of the Target Shares (the “Closing”) will take place simultaneously with the execution of this Agreement. At the Closing: (A) Seller shall (i) execute a share transfer effecting the sale and transfer of the Target Shares in the form attached hereto as Exhibit A, (ii) deliver the share certificate(s), if any, representing the Target Shares to Buyer, and (iii) as applicable, deliver updated registers of members of each Target; and (B) Buyer shall pay to Seller the Total Purchase Price by executing and delivering to Seller a duly executed Promissory Note, in the form attached hereto as Exhibit B (the “Note”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer as follows:

2.1. Power and Authority. Seller (i) is an exempted company incorporated under the Companies Law (as amended) of the Cayman Islands, duly organized, validly existing and in good standing under the laws of the Cayman Islands; (ii) has all requisite corporate power and capacity to make, execute, deliver and perform this Agreement; and (iii) the execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate action, other than formal written approval of SOFTBANK CORP under Clause 7.7(a)(x) of Seller’s Articles of Association. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as the enforcement thereof may be limited only by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

2.2. No Violation of Constituent Documents. The execution, delivery and performance of this Agreement by Seller will not conflict with or result in the breach of any term or provision of, or violate, or constitute a default under Seller’s Memorandum and Articles of Association, as in effect on the date hereof.

2.3. Ownership of Shares. Seller is the legal and beneficial owner of the Target Shares free and clear of all liens, restrictions, claims, security interests and encumbrances of any kind, nature or description (collectively, “Encumbrances”), and after giving effect to the transactions contemplated hereby, Buyer will acquire good, valid and marketable title to the Target Shares, free and clear of all Encumbrances.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

3.1. Power and Authority. Buyer (i) is an exempted company incorporated under the Companies Law (as amended) of the Cayman Islands, duly organized, validly existing and in good standing under the laws of the Cayman Islands; (ii) has all requisite corporate power and capacity to make, execute, deliver and perform this Agreement and the Note; and (iii) the execution, delivery and performance of this Agreement and the Note by Buyer has been duly authorized by all necessary corporate action. This Agreement and the Note constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as the enforcement thereof may be limited only by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

3.2. No Violation of Constituent Documents. The execution, delivery and performance of this Agreement and the Note by Buyer will not conflict with or result in the breach of any term or provision of, or violate, or constitute a default under Buyer’s Memorandum and Articles of Association, as in effect on the date hereof.

3.3. Investment Purpose. Buyer is acquiring the Target Shares solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Target Shares are not registered under any applicable law, and that the Target Shares may not be transferred or sold except pursuant applicable securities laws and regulations.

ARTICLE IV

MISCELLANEOUS

4.1. Post-Closing Covenants. Buyer and Seller shall endeavor to complete or cause to be completed through mutual agreement and cooperation the following matters as soon as practical after closing:

(a) Attend to the registration procedures for the change of Liandong’s shareholder at the local commerce bureau and administration of commerce;

(b) Cause Hu Lian to sign new VIE agreements with Liandong;

(c) Arrange for the appropriate relocation of assets relating to SNS, web-based games (Renren), and group social commerce (Nuomi), and those to be spun off therefrom;

(d) Cause the relevant employees to be migrated to enter into proper employment contracts; and

(e) Attend to the necessary debt reorganization among the Mop entities, Gummy entities and Renren entities upon the settlement of the 2010 year-end audit of final receivables/payable amounts.

4.2. Non-Reliance. Buyer acknowledges that it has conducted to its satisfaction an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of Targets, and, in making its determination to proceed with the transactions contemplated by this Agreement, Buyer has relied solely on the results of its own independent investigation and verification, and the representations and warranties of the Company expressly and specifically set forth in ARTICLE II. The representations and warranties by Seller expressly and specifically set forth in ARTICLE II constitute the sole and exclusive representations, warranties, and statements of any kind of Seller in connection with the transactions contemplated hereby, and Buyer understands, acknowledges and agrees that all other representations, warranties, and statements of any kind or nature, whether express or implied (including any relating to the respective future or historical financial condition, results of operations, prospects, assets or liabilities of the Targets, or the quality, quantity or condition of the respective assets of each Target), are specifically disclaimed by Seller. BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN ARTICLE II, (X) BUYER IS ACQUIRING THE TARGETS ON AN “AS IS, WHERE IS” BASIS AND (Y) NEITHER SELLER NOR ANY EQUITYHOLDER, OFFICER, DIRECTOR, MANAGER, EMPLOYEE, REPRESENTATIVE, ADVISOR, OR AGENT OF SELLER, WHETHER IN ANY INDIVIDUAL, CORPORATE OR ANY OTHER CAPACITY, IS MAKING, AND BUYER IS NOT RELYING ON, ANY REPRESENTATIONS, WARRANTIES, OR OTHER STATEMENTS OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY MATTER CONCERNING THE TARGETS, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO (OR OTHERWISE ACQUIRED BY) BUYER OR ANY OF ITS REPRESENTATIVES.

4.3. Governing Law. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the Cayman Islands, without giving effect to any choice or conflict of law provision or rule.

4.4. Expenses. All costs and expenses incurred in connection with this Agreement and each other agreement, document and instrument contemplated by this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such costs and expenses.

4.5. Public Announcements. Unless otherwise required by applicable law (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements or otherwise communicate with any news media the subject matter of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate and mutually agree as to the timing and contents of any such announcement or communication.

4.6. Further Assurances. The parties hereto will execute such further instruments and documents as are or may be necessary or recommended to effectuate and carry out the transactions contemplated by this Agreement.

4.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original (including copies sent to a party by fax or e-mail) as against the party signing such counterpart, but which together shall constitute one and the same instrument. Signatures transmitted via fax or e-mail shall be considered authentic and binding.

[Signature Page Follows]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as a deed on the day and year first above written.

SELLER:

Renren Inc.

By:	/s/ James Liu
James Liu, Director

Witness:

(Signature)

(Printed name)

COMPANY:

Oak Pacific Holdings

By:	/s/ Joseph Chen
Joseph Chen, Director

Witness:

(Signature)

(Printed name)

[Signature Page to Share Purchase Agreement]

EXHIBIT A

SHARE TRANSFER

EXECUTION VERSION

SHARE TRANSFER

Reference is made to that certain Share Purchase Agreement (the “Agreement”) made and entered into as of 30 December, 2010, by and between Renren Inc. (formerly, Oak Pacific Interactive), an exempted company incorporated under the Companies Law (as amended) of the Cayman Islands (“Seller”), and Oak Pacific Holdings, an exempted company incorporated under the Companies Law (as amended) of the Cayman Islands (“Buyer”). Capitalized terms used but not defined in this Share Assignment (this “Assignment”) have the meanings ascribed to them in the Agreement.

FOR GOOD AND VALUABLE CONSIDERATION RECEIVED, the undersigned Seller does hereby fully grant and transfer to Buyer, all of Seller’s right, title and interest in and to the following Target Shares to hold the same unto Buyer subject to the conditions on which Seller holds the same and Buyer does hereby agree to take the Target Shares subject to the conditions aforesaid.

Target	Class of Shares and percentage owned by Seller	Number of Shares
Mop.com, a Cayman Islands company	Ordinary Shares, US$.0001 par value (100%)	87,037,000
Gummy Inc., a Japanese corporation	Common Stock (100%)	15,495
Global Net Limited	Ordinary Shares, US$.001 par value (19.9%)	9,950,000

DATE: 30 December 2010.

Renren Inc.

By:	/s/ James Liu
James Liu, Director

Oak Pacific Holdings

By:	/s/ Joseph Chen
Joseph Chen, Director

EXECUTION VERSION

EXHIBIT B

PROMISSORY NOTE